Acquisition of Patroklos (M/V Cape Agamemnon) - Pro Forma Financial Information (Table) (Details) (Patroklos Marine Corporation, USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Patroklos Marine Corporation
Business Acquisition [Line Items]
Total revenues	$ 134,473	$ 128,671
Partnership's net income	72,807	35,819
General Partner's interest in Partnership's net income	1,456	716
Limited Partners' interest in Partnership's net income	$ 71,351	$ 35,103
Pro-forma weighted average of Partnership's common units outstanding	50,314,281	35,491,287
Net income per common unit (basic and diluted)	$ 1.39	$ 0.98